Exhibit 99.2

CERTIFICATION

I, John T. Hyland, President and Principal Executive Officer of the Pointbreak ETF Trust, certify that:

1.	I have reviewed this report on Form N-CSR of Pointbreak ETF Trust (the “Registrant”);

2.	Based on my knowledge, this report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in this report;

4.	As the Registrant’s certifying officer, I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Registrant and have:

a.	Designed any such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

b.	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under my supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.	Evaluated the effectiveness of the Registrant’s disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d.	Disclosed in the report any change in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has material affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and

5.	As the Registrant’s certifying officer, I have disclosed to the Registrant’s auditors and the audit committee of the Registrant’s Board of Trustees (or persons performance of the equivalent functions):

a.	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant’s ability to record, process, summarize, and report financial information; and

b.	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant’s internal control over financial reporting.

/s/ John T. Hyland
John T. Hyland
President and Principal Executive Officer

July 15, 2016

CERTIFICATION

I, Howard Mah, Treasurer and Principal Financial Officer (Principal Accounting Officer) of the Pointbreak ETF Trust, certify that:

1.	I have reviewed this report on Form N-CSR of Pointbreak ETF Trust (the “Registrant”);

2.	Based on my knowledge, this report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in this report;

4.	As the Registrant’s certifying officer, I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Registrant and have:

a.	Designed any such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

b.	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under my supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.	Evaluated the effectiveness of the Registrant’s disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d.	Disclosed in the report any change in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has material affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and

5.	As the Registrant’s certifying officer, I have disclosed to the Registrant’s auditors and the audit committee of the Registrant’s Board of Trustees (or persons performance of the equivalent functions):

a.	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant’s ability to record, process, summarize, and report financial information; and

b.	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant’s internal control over financial reporting.

/s/ Howard Mah
Howard Mah
Treasurer and Principal Financial Officer (Principal Accounting Officer)

July 15, 2016